                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               ------------------


                                   FORM 8 - K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 11, 2001


                         CAPITAL ONE AUTO FINANCE TRUST
                                CAPITAL ONE BANK

             (Exact name of registrant as specified in its charter)


           Virginia                                     0 - 25762                        54 - 1719855
-------------------------------                    ------------------                 -------------------
(State or other jurisdiction of                       (Commission                       (IRS Employer
        incorporation)                                File Number)                    Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia               23060
--------------------------------------------------             ----------
   (Address of principal executive offices)                    (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000




         (Former name or former address, if changed since last report):

                                 Not Applicable

                         CAPITAL ONE AUTO FINANCE TRUST
               Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75% Asset Backed Notes
                       Class A-2 4.14% Asset Backed Notes
                       Class A-3 4.83% Asset Backed Notes
                       Class A-4 5.40% Asset Backed Notes

                        Class B 7.92% Asset Backed Notes
                       Preliminary Servicer's Certificate

--------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                   7/26/01
MONTHLY PERIOD ENDING:                                      8/31/01

PREV. DISTRIBUTION/CLOSE DATE:
DISTRIBUTION DATE:                                          9/17/01
DAYS OF INTEREST FOR PERIOD:                                     53
DAYS IN COLLECTION PERIOD:                                       37

MONTHS SEASONED:                                                  1
--------------------------------------------------------------------

                                                                                                             ORIGINAL
PURCHASES                                 UNITS           CUT-OFF DATE            CLOSING DATE             POOL BALANCE
---------                                 -----           ------------            ------------             ------------
INITIAL PURCHASE                         52,772                                        7/26/01             $815,094,313
SUB. PURCHASE #1                          6,974                                        8/24/01              113,867,436
SUB. PURCHASE #2                                                                                                      0
                                         ------                                                            ------------
TOTAL                                    59,746                                                            $928,961,749
                                         ------                                                            ------------

--------------------------------------------------------------------------------
I.        MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
--------------------------------------------------------------------------------

   {1}    Beginning of period Aggregate Principal Balance                        {1}                           $815,094,312.52
                                                                                                               ---------------

   {2}    Purchase of Subsequent Receivables                                     {2}                            113,867,436.11
                                                                                                               ---------------

          Monthly Principal Amounts

            {3}    Regular Principal Received                                    {3}       10,620,999.04
                                                                                           -------------
            {4}    Prepaid Principal Received                                    {4}        5,328,293.45
                                                                                           -------------
            {5}    Defaulted Receivables Deposit Amount                          {5}           19,610.19
                                                                                           -------------
            {6}    Principal Portion of Repurchased Receivables                  {6}          981,508.74
                                                                                           -------------
            {7}    Cram Down Losses and Other Non-Cash Adjustments               {7}               35.61
                                                                                           -------------

            {8}    Total Monthly Principal Amounts                               {8}                             16,950,447.03
                                                                                                               ---------------

   {9}    End of period Aggregate Receivable Balance                             {9}                           $912,011,301.60
                                                                                                               ===============
  {10}    Pool Factor ( {9} / Original Pool Balance)                            {10}                                    0.9818

--------------------------------------------------------------------------------
II.       MONTHLY PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------

                                                 CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4     CLASS B       TOTAL
                                                 ---------     ---------     ---------     ---------     -------       -----
  {11}  Original Note Balance            {11}  $126,500,000  $234,500,000  $241,500,000  $247,500,000  $60,382,514  $910,382,514
                                               ------------  ------------  ------------  ------------  -----------  ------------
  {12}  Beginning of period

         Note Balance                    {12}   126,500,000   234,500,000   241,500,000   247,500,000   60,382,514  $910,382,514
                                               ------------  ------------  ------------  ------------  -----------  ------------
  {13}  Noteholders' Principal

         Distributable Amount            {13}    15,509,659             0             0             0    1,101,779    16,611,438
  {14}  Noteholders' Accelerated
         Principal Amount                {14}             0             0             0             0    7,366,733     7,366,733
  {15}  Optional Note Redemption
         Principal Amount                {15}             0             0             0             0            0             0
                                               ------------  ------------  ------------  ------------  -----------  ------------
  {16}  End of period Note Balance       {16}   110,990,341   234,500,000   241,500,000   247,500,000   51,914,001  $886,404,342
                                                ===========   ===========   ===========   ===========   ==========  ============
  {17}  Note Pool Factors ( {16}/{11} )  {17}        0.8774        1.0000        1.0000        1.0000       0.8598        0.9737
                                                ===========   ===========   ===========   ===========   ==========  ============

--------------------------------------------------------------------------------
III.      RECONCILIATION OF PRE-FUNDING ACCOUNT:
--------------------------------------------------------------------------------

  {18}    Beginning of period Pre-Funding Account balance                           {18}                       $111,590,087.39
                                                                                                               ---------------
  {19}      Purchase of Subsequent Receivables                                      {19}   111,590,087.39
                                                                                           ---------------
  {20}      Investment Earnings                                                     {20}       134,710.02
                                                                                           ---------------
  {21}      Investment Earnings Transfer to Collections Account                     {21}      (134,710.02)
                                                                                           ---------------
  {22}      Payment of Mandatory Prepayment Amount                                  {22}             0.00
                                                                                           ---------------
  {23}    End of period Pre-Funding Account balance                                 {23}                                 $0.00
                                                                                                               ---------------

--------------------------------------------------------------------------------
IV.       RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------

AVAILABLE FUNDS:

  {24}   Scheduled and Prepayment Principal Cash Received                                     {24}   15,949,292.49
                                                                                                     -------------
  {25}   Liquidation Proceeds Collected during period                                         {25}       12,439.60
                                                                                                     -------------
  {26}   Receivables Repurchase Amounts                                                       {26}      981,508.74
                                                                                                     -------------
  {27}   Interest and Fees Collected on Receivables                                           {27}   15,611,308.30
                                                                                                     -------------
  {28}   Recoveries on Previously Defaulted Receivables                                       {28}            0.00
                                                                                                     -------------
  {29}   Advances from the Reserve Fund                                                       {29}            0.00
                                                                                                     -------------
         Investment Earnings on Trust Accounts

  {30}     Collection Account                                                                 {30}       43,133.84
                                                                                                     -------------
  {31}     Transfer from Reserve Fund                                                         {31}       18,292.75
                                                                                                     -------------
  {32}     Transfer from Pre-Funding Account                                                  {32}      134,710.02
                                                                                                     -------------
  {33}   Optional Note Redemption Prepayment Amount                                           {33}            0.00
                                                                                                     -------------
  {34}   Total Available Funds                                                                {34}                  32,750,685.74
                                                                                                                    -------------

DISTRIBUTIONS:

  {35}   Trustees' Fees                                                                       {35}            0.00
                                                                                                     -------------
  {36}   Servicing Fees                                                                       {36}    2,255,900.23
                                                                                                     -------------

         Class A Noteholders' Note Interest


                  BEGINNING   INTEREST                         CALCULATED
         CLASS  NOTE BALANCE    RATE    DAYS    DAYS BASIS      INTEREST
         -----  ------------    ----    ----    ----------      --------
  {37}    A-1   $126,500,000  3.75000%   53   Actual days/360  $  698,385                     {37}      698,385.42
                                                                                                     -------------
  {38}    A-2   $234,500,000  4.14000%   53       30/360        1,429,278                     {38}    1,429,277.50
                                                                                                     -------------
  {39}    A-3   $241,500,000  4.83000%   53       30/360        1,717,266                     {39}    1,717,266.25
                                                                                                     -------------
  {40}    A-4   $247,500,000  5.40000%   53       30/360        1,967,625                     {40}    1,967,625.00
                                                                                                     -------------


  {41}   Note Insurer Premiums                                                                {41}            0.00
                                                                                                     -------------
  {42}   Reimbursement Obligations due Note Insurer                                           {42}            0.00
                                                                                                     -------------

         Class B Noteholders' Primary Note Interest


                   BEGINNING    INTEREST                    CALCULATED
         CLASS    NOTE BALANCE    RATE    DAYS  DAYS BASIS   INTEREST
         -----    ------------    ----    ----  ----------   --------
  {43}   Class B   $60,382,514  7.92000%   53     30/360      704,060                         {43}      704,060.11
                                                                                                     -------------

  {44}   Class A Noteholders' Principal Payment Amount                                        {44}   15,509,659.03
                                                                                                     -------------
  {45}   Accrued and Unpaid Premium and Reimbursement Obligations, due Note Insurer           {45}            0.00
                                                                                                     -------------
  {46}   Deposit to Reserve Account, to Required Level                                        {46}            0.00
                                                                                                     -------------
  {47}   Class A Noteholder's Accelerated Principal Amount (if in an event of default under the indenture or, under certain circumstances, an
         insurance agreement event of default)                                                {47}            0.00
                                                                                                     -------------
  {48}   Class B Noteholders' Principal Payment Amount                                        {48}    1,101,779.06
                                                                                                     -------------
  {49}   Class B Noteholder's Accelerated Principal Amount                                    {49}    7,366,733.14
                                                                                                     -------------
  {50}   Optional Note Redemption Amount                                                      {50}            0.00
                                                                                                     -------------
  {51}   Other Amounts Due to the Trustees                                                    {51}            0.00
                                                                                                     -------------
  {52}   Servicer Transition Expenses                                                         {52}            0.00
                                                                                                     -------------
  {53}   Indenture Trustee Title Expenses                                                     {53}            0.00
                                                                                                     -------------
  {54}   Class B Excess Interest                                                              {54}            0.00
                                                                                                     -------------
  {55}   Distribution to the equity certificate holder                                        {55}            0.00
                                                                                                     -------------
{56}     Total Distributions                                                                  {56}                  32,750,685.74
                                                                                                                    =============

--------------------------------------------------------------------------------
V.        RECONCILIATION OF RESERVE ACCOUNT:
--------------------------------------------------------------------------------

  {57}    BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                                         {57}                  $8,771,845.88
                                                                                                                    -------------
          DEPOSITS TO RESERVE ACCOUNT

            {58}   Investment Earnings                                                        {58}       18,292.75
                                                                                                     -------------
            {59}   Deposits Related to Subsequent Receivables Purchases                       {59}    1,115,900.87
                                                                                                     -------------
            {60}   Total Additions                                                            {60}                  $1,134,193.62
                                                                                                                    -------------

          PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT

            {61}   Transfer of Investment Earnings to Collection Account                      {61}     (18,292.75)
                                                                                                     -------------
            {62}   Advances to Collection Account - Priority (1) through (7)                  {62}              --
                                                                                                     -------------
            {63}   Total Priority Withdrawals                                                 {63}                   ($18,292.75)
                                                                                                                    -------------

  {64}    RESERVE ACCOUNT SUBTOTAL                                                            {64}                  $9,887,746.75
                                                                                                                    -------------
            {65}   Reserve Account Requirement                                                {65}    9,103,825.14
                                                                                                     -------------
            {66}   Reserve Account Shortfall / Excess                                         {66}      783,921.62
                                                                                                     -------------
  {67}    DEPOSIT TO RESERVE FUND, TO REQUIRED LEVEL                                          {67}                          $0.00
                                                                                                                    -------------
  {68}    RESERVE ACCOUNT PRIMARY BALANCE                                                     {68}                  $9,887,746.75
                                                                                                                    -------------

          SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT

            {69}   Advances to Collection Account - Priority (10), (16) and (17)
                   (limited to excess amounts on deposit)                                     {69}              --
                                                                                                     -------------
            {70}   Advances to Collection Account - Priority (12) through (15)                {70}              --
                                                                                                     -------------
            {71}   Return of Excess to Equity Certificate Holder                              {71}              --
                                                                                                     -------------
            {72}   Total Subordinate Withdrawals                                              {72}                             --
                                                                                                                    -------------

  {73}    END OF PERIOD RESERVE ACCOUNT BALANCE                                               {73}                   9,887,746.75
                                                                                                                    =============

--------------------------------------------------------------------------------
VI.       CALCULATION OF RESERVE ACCOUNT REQUIREMENT
--------------------------------------------------------------------------------

          IF PRIOR TO ACCELERATED RESERVE FUND EVENT:

                   Lesser of:
            {74}       (1)Ending Aggregate Note Balance                                       {74}                   886,404,342.43
                                                                                                                     --------------
                   -or--
            {75}       (2)1.0% of 98% of Original Receivable Balance                          {75}                     9,103,825.14
                                                                                                                     --------------

            {76}          REQUIREMENT                                                         {76}                     9,103,825.14
                                                                                                                     --------------

          IF ACCELERATED RESERVE FUND EVENT:

                   Lesser of:
            {77}       (1)Ending Aggregate Note Balance                                       {77}                   886,404,342.43
                                                                                                                     --------------
                   -or--
                       (2)Greater of:

            {78}          (a) 3.0% of 98% of Original Receivable Balance                      {78}    27,311,475.41
                                                                                                      -------------
            {79}                  -or--                                                       {79}                    53,626,264.53
                                                                                                                     --------------
            {80}          (b) 6.0% of 98% of Current Receivable Balance                       {80}    53,626,264.53
                                                                                                      -------------

            {81}          REQUIREMENT                                                         {81}                    53,626,264.53
                                                                                                                     --------------

--------------------------------------------------------------------------------
VII.      CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
--------------------------------------------------------------------------------

            {82}   Principal Collections                                                      {82}    16,950,447.03
                                                                                                     --------------
            {83}   End of Period Aggregate Receivables Balance                                {83}   912,011,301.60
                                                                                                     --------------
            {84}   Required O/C Margin (as Specified in Trust Indenture)                      {84}    18,240,226.03
                                                                                                     --------------
            {85}   Required Maximum Ending Aggregate Class A Principal Balance

                   (line {83} - {84})                                                         {85}   893,771,075.57
                                                                                                     --------------
            {86}   Class A Aggregate Outstanding Principal Balance (Start of Period)          {86}   850,000,000.00
                                                                                                     --------------
                   Less:
            {87}   Allocable to Class A Notes (line {82} X 91.5%)                             {87}    15,509,659.03
                                                                                                     --------------
            {88}   Preliminary Class A Ending Balance                                         {88}   834,490,340.97
                                                                                                     --------------
            {89}   Payment Amount Necessary to Reduce Class A Balance to Required
                   Level (line {88} - {85})                                                   {89}             0.00
                                                                                                     --------------
            {90}   Class A Principal Payment Amount (line {87} + {89})                        {90}                    15,509,659.03
                                                                                                                     --------------
            {91}   Class B Principal Payment Amount (line {82} X 6.5%)                        {91}                     1,101,779.06
                                                                                                                     --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.

                              OFFICERS' CERTIFICATE

                  The undersigned hereby certifies that (i) he or she is an Authorized Officer of Capital One Auto Finance (the "Servicer"), and
         (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 2.02 (c) of the Servicing Agreement (the "Servicing Agreement") dated as of July 26, 2001 by and among Capital One Auto Finance Trust 2001-A, as the Issuer, Wells Fargo Bank Minnesota, National Association, Trustee, and the Servicer.

         CAPITAL ONE AUTO FINANCE

         Capital One Auto Finance, as Servicer

         By:
                                       -------------------
         Name:                         Jeffrey Elswick
         Title:                        Co-Securitization Head
         Date:                         09/17/01

                         CAPITAL ONE AUTO FINANCE TRUST
               Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75% Asset Backed Notes
                       Class A-2 4.14% Asset Backed Notes
                       Class A-3 4.83% Asset Backed Notes
                       Class A-4 5.40% Asset Backed Notes
                        Class B 7.92% Asset Backed Notes

---------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                    7/26/01
MONTHLY PERIOD ENDING:                                       8/31/01
PREV. DISTRIBUTION/CLOSE DATE:
DISTRIBUTION DATE:                                           9/17/01
DAYS OF INTEREST FOR PERIOD:                                      53
DAYS IN COLLECTION PERIOD:                                        37
MONTHS SEASONED:                                                   1
---------------------------------------------------------------------

--------------------------------------------------------------------------------
I.         MONTHLY PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------

                                                    CLASS A-1     CLASS A-2     CLASS A-3      CLASS A-4     CLASS B       TOTAL
                                                    ---------     ---------     ---------      ---------     -------       -----
     {1}   Original Note Balance             {1}  $126,500,000  $234,500,000  $241,500,000  $247,500,000  $60,382,514  $910,382,514
                                                  ------------  ------------  ------------  ------------  -----------  ------------

     {2}   Beginning of period Note Balance  {2}  $126,500,000  $234,500,000  $241,500,000  $247,500,000  $60,382,514  $910,382,514

     {3}   End of period Note Balance        {3}  $110,990,341  $234,500,000  $241,500,000  $247,500,000  $51,914,001  $886,404,342
                                                  ============  ============  ============  ============  ===========  ============

     {4}   Note Pool Factors  {3} / {1}      {4}         0.877         1.000         1.000         1.000        0.860         0.974
                                                  ============  ============  ============  ============  ===========  ============

--------------------------------------------------------------------------------
II.        MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
--------------------------------------------------------------------------------

                                                                                                     CUMULATIVE              PERIOD
                                                                                                     ----------              ------
     {5}   Beginning number of Receivables                                           {5}                 52,772              52,772
     {6}   Number of Subsequent Receivables Purchased                                {6}                  6,974               6,974
     {7}   Number of Receivables Defaulted during period                             {7}                      1                   1
     {8}   Number of Receivables becoming Purchased Receivables during period        {8}                     58                  58
     {9}   Number of Receivables paid off during period                              {9}                    397                 397
                                                                                                         ------              ------
     {10}  Ending number of Receivables                                             {10}                 59,290              59,290
                                                                                                         ------              ------

--------------------------------------------------------------------------------
III.       STATISTICAL DATA:  (CURRENT AND HISTORICAL)
--------------------------------------------------------------------------------

                                                                                   ORIGINAL        PREV. MONTH              CURRENT
                                                                                   --------        -----------              -------
     {11}  Weighted Average APR of the Receivables                       {11}         17.37%                                  17.40%
     {12}  Weighted Average Remaining Term of the Receivables            {12}         61.22                                   60.51
     {13}  Weighted Average Original Term of Receivables                 {13}         64.74               64.74               64.74
     {14}  Average Receivable Balance                                    {14}       $15,549                                 $15,382
                                                                                    -------               -----             -------

--------------------------------------------------------------------------------
IV.        DELINQUENCY:
--------------------------------------------------------------------------------

Receivables with Scheduled Payment delinquent                                        UNITS             DOLLARS           PERCENTAGE
                                                                                     -----             -------           ----------
     {15}  31-60 days                                                    {15}         1,516          22,791,020                2.80%
     {16}  61-90 days                                                    {16}           139           2,012,638                0.25%
     {17}  91-120 days                                                   {17}             1              18,800                0.00%
                                                                                      -----          ----------                ----
     {18}  Receivables with Scheduled Payment delinquent more than
           60 days at end of period                                      {18}           140          $2,031,438                0.25%
                                                                                      -----          ----------                ----

--------------------------------------------------------------------------------
V.       PERFORMANCE TESTS:
--------------------------------------------------------------------------------

DELINQUENCY RATIO

     {19}  Receivables with Scheduled Payment delinquent more than
           60 days at end of period ( line {18})                                       {19}          $2,031,438
                                                                                                    -----------
     {20}  Beginning of period Principal Balance                                       {20}         815,094,313
                                                                                                    -----------
     {21}  Delinquency Ratio {16} + {17} divided by {20}                               {21}                                    0.25%
                                                                                                                               ----
     {22}  Previous Monthly Period Delinquency Ratio                                   {22}
                                                                                                                               ----
     {23}  Second previous Monthly Period Delinquency Ratio                            {23}
                                                                                                                               ----

     {24}  Average Delinquency Ratio ({21} + {22} + {23}) / 3                          {24}                                    0.25%
                                                                                                                               ----

           -------------------------------------------------------------------------------------------------------------------------
           Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency
           Ratio is less than or equal to 3% months 1-12, 4% months 13-24 and 5%
           thereafter)                                                                                                          Yes

           Compliance with Insurance Agreement Event of Default? (Average
           Delinquency Ratio is less than or equal to 4% months 1-12, 5% months
           13-24 and 6% thereafter)                                                                                             Yes
           -------------------------------------------------------------------------------------------------------------------------

CUMULATIVE NET CHARGE-OFF RATE

     {25}  Net Losses since Initial Cut-off Date (Beginning of Period)                 {25}                                       0
                                                                                                                              -----
     {26}    Receivables becoming Defaulted Receivables during period                  {26}             $19,610
                                                                                                        -------
     {27}    Cram Down Losses and other non-cash Adjustments occurring during period   {27}                  36
                                                                                                        -------
     {28}    Liquidation Proceeds collected during period                              {28}              12,440
                                                                                                        -------
     {29}    Recoveries on Defaulted Receivables during period                         {29}                   0
                                                                                                        -------
     {30}    Net Losses during period {26} - {27} - {28} - {29}                        {30}               7,135
                                                                                                        -------
     {31}  Net Losses since Initial Cut-off Date (End of Period)                       {31}                                   7,135
                                                                                                                              -----
     {32}  Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}    {32}                                    0.00%
                                                                                                                              -----


           -------------------------------------------------------------------------------------------------------------------------
           Compliance with Accelerated Reserve Fund Trigger?      Cumulative Net Loss Rate
                                                                  is less than or equal to:     N/A                             Yes

           Compliance with Insurance Agreement Event of Default?  Cumulative Net Loss Rate
                                                                  is less than or equal to:     N/A                             Yes
           -------------------------------------------------------------------------------------------------------------------------

EXTENSION RATE

     {33}  Number of Receivables extended during current period                        {33}                 285
                                                                                                         ------
     {34}  Beginning of Period Loans Outstanding                                       {34}              52,772
                                                                                                         ------
     {35}  Extension Rate {33} divided by {34}                                         {35}                                    0.54%
                                                                                                                              -----
     {36}  Previous Monthly Extension Rate                                             {36}
                                                                                                                              -----
     {37}  Second previous Monthly Extension Rate                                      {37}
                                                                                                                              -----

     {38}  Average Extension Rate ({35} +{36} +{37}) / 3                               {38}                                    0.54%
                                                                                                                              -----

           -------------------------------------------------------------------------------------------------------------------------
           Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                                          Yes
           -------------------------------------------------------------------------------------------------------------------------

                                       4